                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 April 30, 1999
                                 --------------
                       (Date of earliest event reported)


                          Farmers & Merchants Bancorp
                          ---------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                --------------
                 (State or other jurisdiction of incorporation)


                                               94-3327828
------------------------            --------------------------------
(Commission File Number)            (IRS Employer Identification No.)


               121 West Pine Street, Lodi, California 95240-2184
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(Address of principal executive offices)                  (Zip Code)


                                 (209) 334-1101
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              (Registrant's telephone number, including area code)


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

Reorganization
--------------

     On February 22, 1999, Farmers & Merchants Bank of Central California, a California state-chartered bank (the "Bank"), announced its intention to reorganize into a bank holding company form. Farmers & Merchants Bancorp, a Delaware corporation ("Bancorp") was incorporated on February 22, 1999.

     On March 10, 1999, the Bank, Bancorp and F&M Merger Co., a wholly-owned subsidiary of Bancorp ("Merger Co."), entered into an Agreement and Plan of Reorganization (the "Reorganization Agreement"), whereby Merger Co. would be merged with and into the Bank, with the Bank being the surviving corporation, the Bank would become a wholly-owned subsidiary of Bancorp, and shareholders of the Bank would receive one share of Bancorp common stock in exchange for each share of Bank common stock (the "Reorganization"). On April 13, 1999, the California Department of Corporations issued a permit with respect to the issuance of Bancorp common stock in the Reorganization, in connection with a fairness hearing held on April 6, 1999 pursuant to Section 25142 of the California Corporate Securities Law of 1968.

     At the Bank's Annual Meeting of Shareholders held on April 19, 1999, the Reorganization was approved by the affirmative vote of a majority of the outstanding shares of the Bank's common stock. A copy of the Proxy Statement/ Offering Circular as distributed to the Bank's shareholders in connection with the Annual Meeting is filed herewith as Exhibit 99.6.

     On April 30, 1999, the Reorganization Agreement was filed with the Secretary of State of the State of California, and consummation of the Reorganization occurred effective as of the close of business on April 30, 1999. As a result of the consummation of the Reorganization, the Bank has become a wholly-owned subsidiary of Bancorp, and the one-for-one share exchange referred to above has been completed.

     Attached as Exhibit 99.1, and incorporated herein by this reference, is a copy of a press release dated April 30, 1999 with respect to the consummation of the Reorganization.

Description of Common Stock
---------------------------

     The description of Bancorp's authorized common stock is incorporated herein by reference to the section entitled "Proposal 3 - Organization of a Bank Holding Company -- Comparative Description of Common Stock" in the Proxy Statement/ Offering Circular dated March 12, 1999, filed herewith as Exhibit 99.6.

Description of Preferred Stock
------------------------------

     The description of Bancorp's authorized preferred stock is incorporated herein by reference to the sections entitled "Proposal 3 - Organization of a Bank Holding Company -- Anti-Takeover Measures -- Preferred Stock" and "Proposal 3 - Organization of a Bank Holding Company --Comparative Description of Common Stock -- Authorized Capital" in the Proxy Statement/ Offering Circular dated March 12, 1999, filed herewith as Exhibit 99.6. As of the date of this report, no shares of preferred stock are outstanding.

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Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a)  Financial statements of businesses acquired:

               See the Bank's Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (and Amendment No. 1 thereto) and Quarterly Report on Form 10-Q for the quarter ended March 31, 1999, filed with Federal Reserve Board pursuant to Section 12(i) of the Securities Exchange Act of 1934, as amended, and filed herewith as Exhibits 99.2, 99.3 and 99.4 respectively.

     (b)  Pro forma financial information:

               Not applicable.

     (c)  Exhibits:

          3(i) Amended and Restated Certificate of Incorporation of Farmers & Merchants Bancorp.

          3(ii) By-Laws of Farmers & Merchants Bancorp.

          10.1 Employment Agreement, dated July 8, 1997, between Farmers & Merchants Bank of Central California and Kent A. Steinwert.

          10.2 Employment Agreement, dated December 1, 1998, between Farmers & Merchants Bank of Central California and Richard S. Erichson.

          10.3 Deferred Bonus Plan of Farmers & Merchants Bank of Central California adopted as of March 2, 1999.

          10.4 Amended and Restated Deferred Bonus Plan of Farmers & Merchant Bank of Central California, executed May 11, 1999.

          21    Subsidiaries of Farmers & Merchants Bancorp.

          99.1  Press Release dated April 30, 1999.

          99.2 Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Farmers & Merchants Bank of Central California, as filed with the Federal Reserve Board.

          99.3 Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Farmers & Merchants Bank of Central California, as filed with the Federal Reserve Board.

          99.4 Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 of Farmers & Merchants Bank of Central California, as filed with the Federal Reserve Board.

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          99.5  Current Report on Form 8-K dated April 30, 1999, of Farmers &
                Merchants Bank of Central California, as filed with the Federal Reserve Board on May 14, 1999.

          99.6 Proxy Statement/ Offering Circular of Farmers & Merchants Bank of Central California and Farmers & Merchants Bancorp, respectively, dated March 12, 1999.

          99.7 Permit and Certificate of Issuance of Permit dated April 13, 1999, of the California Department of Corporations approving the Reorganization.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    FARMERS & MERCHANTS BANCORP



                                    By /s/ Kent A. Steinwert
                                      ------------------------------------
                                          Kent A. Steinwert
                                     President and Chief Executive Officer


Date:  May 15, 1999.

                                     PAGE 5
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                                 EXHIBIT INDEX


Exhibit No.  Description
-----------  -----------

3(i) Amended and Restated Certificate of Incorporation of Farmers & Merchants Bancorp.

3(ii)        By-Laws of Farmers & Merchants Bancorp.

10.1 Employment Agreement, dated July 8, 1997, between Farmers & Merchants Bank of Central California and Kent A. Steinwert.

10.2 Employment Agreement, dated December 1, 1998, between Farmers & Merchants Bank of Central California and Richard S. Erichson.

10.3 Deferred Bonus Plan of Farmers & Merchants Bank of Central California, adopted as of March 2, 1999.

10.4 Amended and Restated Deferred Bonus Plan of Farmers & Merchants Bank of Central CAlifornia executed May 11, 1999.

21           Subsidiaries of Farmers & Merchants Bancorp.

99.1         Press Release dated April 30, 1999.

99.2 Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Farmers & Merchants Bank of Central California, as filed with the Federal Reserve Board.

99.3 Amendment No. 1 to Annual Report on Form 10-K for the fiscal year ended December 31, 1998 of Farmers & Merchants Bank of Central California, as filed with the Federal Reserve Board.

99.4 Quarterly Report on Form 10-Q for the quarter ended March 31, 1999 of Farmers & Merchants Bank of Central California, as filed with the Federal Reserve Board.

99.5 Current Report on Form 8-K dated April 30, 1999, of Farmers & Merchants Bank of Central California, as filed with the Federal Reserve Board on May 14, 1999.

99.6 Proxy Statement/ Offering Circular of Farmers & Merchants Bank of Central California and Farmers & Merchants Bancorp, respectively, dated March 12, 1999.

99.7 Permit and Certificate of Issuance of Permit dated April 13, 1999, of the California Department of Corporations approving the Reorganization.

                                     PAGE 6